UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2019 (September 19, 2019)

Apex Technology Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39048	83-4461709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

533 Airport Blvd

Suite 400

Burlingame, CA 94010

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (619) 736-6855

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	APXTU	The NASDAQ Stock Market LLC

Class A Common Stock, par value $0.0001 per share	APXTX	The NASDAQ Stock Market LLC

Warrants, each exercisable for one share Class A Common Stock for $11.50 per share	APXTW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On September 19, 2019, Apex Technology Acquisition Corporation (the “Company”) consummated its initial public offering (the “IPO”) of 35,000,000 units (the “Units”), including 4,500,000 Units issued pursuant to the exercise of the underwriters’ over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”) and one half of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $350,000,000.

On September 19, 2019, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 810,000 Units (the “Private Placement Units”), including 657,500 Private Placement Units to Apex Technology Sponsor LLC and 152,500 Private Placement Units to Cantor Fitzgerald & Co., generating gross proceeds to the Company of $8,100,000.

In addition, the 8,768,750 shares of Class B common stock of the Company (the “Founder Shares”) held by the Apex Technology Sponsor LLC (the “Sponsor”) (prior to the exercise of the over-allotment) included an aggregate of up to 1,143,750 Founder Shares subject to forfeiture by the Sponsor to the extent that the underwriters’ over-allotment option was not exercised in full. Since the underwriters exercised the over-allotment option in part, the Sponsor forfeited 18,750 Founder Shares on September 19, 2019. The Founder Shares forfeited by the Sponsor were cancelled by the Company.

A total of $350,000,000, comprised of $341,900,000 of the proceeds from the IPO (which amount includes $13,150,000 of the Underwriters’ deferred discount) and $8,100,000 of the proceeds of the sale of the Private Placement Units, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of September 19, 2019 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Audited Balance Sheet as of September 19, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APEX TECHNOLOGY ACQUISITION CORPORATION

Date: September 25, 2019	By:	/s/ Brad Koenig
Name: Brad Koenig
Title: Co-Chief Executive Officer

2